UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2012

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company.  Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries.  Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2012, at the Annual Meeting of Shareholders, the shareholders of Pinnacle West Capital Corporation (“Pinnacle West”) approved the Pinnacle West Capital Corporation 2012 Long-Term Incentive Plan (the “2012 Plan”).  A summary of the 2012 Plan’s principal provisions is set forth in the 2012 Proxy Statement dated March 29, 2012 (the “Proxy Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) pursuant to Regulation 14A under the Securities Exchange Act of 1934 in the section entitled “Proposal 2 — Approval of the Pinnacle West Capital Corporation 2012 Long-Term Incentive Plan”, which section is attached to this Form 8-K as Exhibit 99.1 and incorporated into this Form 8-K by reference. The description is qualified in its entirety by reference to the 2012 Plan attached to the Proxy Statement as Appendix A.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 16, 2012, Article Fifth of the Articles of Incorporation of Arizona Public Service Company was amended from allowing the APS Board of Directors to consist of not less than eleven nor more than thirty persons to not less than nine nor more than twenty-one persons.  The amended Article Fifth is attached hereto as Exhibit 3.1.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 16, 2012, at the Annual Meeting of Shareholders, the following items set forth in our Proxy Statement were voted upon.

Item 1.  The nominees listed below were elected directors with the respective votes set forth opposite their names:

	NUMBER OF VOTES
	FOR	WITHHELD	BROKER NON-VOTES
Edward N. Basha, Jr.	75,643,830	2,602,037	12,764,092
Donald E. Brandt	75,874,811	2,371,056	12,764,092
Susan Clark-Johnson	77,565,706	680,161	12,764,092
Denis A. Cortese, M.D.	77,656,244	589,623	12,764,092
Michael L. Gallagher	71,291,675	6,954,192	12,764,092
Roy A Herberger, Jr., Ph.D.	75,686,281	2,559,586	12,764,092
Dale E. Klein, Ph.D	77,671,173	574,694	12,764,092
Humberto S. Lopez	75,739,641	2,506,226	12,764,092
Kathryn L. Munro	75,877,682	2,368,185	12,764,092
Bruce J. Nordstrom	77,281,838	964,029	12,764,092

Item 2.  The Pinnacle West Capital Corporation 2012 Long-Term Incentive Plan was approved, with the following votes cast:

NUMBER OF VOTES

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
74,563,801	3,420,443	261,623	12,764,092

Item 3.  The advisory resolution to approve executive compensation, as disclosed in the 2012 Proxy Statement was approved, with the following votes cast:

NUMBER OF VOTES

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
73,961,618	3,401,417	882,832	12,764,092

Item 4.  The appointment of Deloitte & Touche LLP as independent accountants for 2012 was ratified, with the following votes cast:

NUMBER OF VOTES

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
90,017,669	771,563	220,727	N/A

Item 9.01              Financial Statements and Exhibits.

(d)             Exhibits

Exhibit No.	Registrant(s)	Description

3.1	Arizona Public Service Company	Amendment to the Articles of Incorporation
99.1	Pinnacle West Capital Corporation Arizona Public Service Company	Excerpt from Pinnacle West Capital Corporation 2012 Proxy Statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated:	May 22, 2012	By:	/s/ David P. Falck
David P. Falck
Executive Vice President, General Counsel and Secretary

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated:	May 22, 2012	By:	/s/ David P. Falck
David P. Falck
Executive Vice President, General Counsel and Secretary